SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  December 21, 2000              Date of earliest event reported:
                                                        December 19, 2000


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)


    Florida                          0-5423                       59-1277135
(State or other                    (Commission                  (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida              33410
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (561) 627-7171

                             Exhibit Index on Page 3



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Item 5.  Other Events.

                  On December 19, 2000, the Company issued a press release announcing that pursuant to the Stock Purchase Agreement announced on November 27, 2000, Point to Point Communications, Inc. has become a wholly-owned subsidiary of the Company.







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                                  EXHIBIT INDEX


Exhibit
No.             Description
-------         -----------
99(i)           Press Release, dated December 19, 2000.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DYCOM INDUSTRIES, INC.


Date: December 21, 2000                      By: /s/ Marc R. Tiller
                                                --------------------------------
                                                Name:  Marc R. Tiller
                                                Title: General Counsel and
                                                       Secretary





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